EXHIBIT 10.5



(Portions of a Schedule to this Agreement have been omitted and marked confidential [*****] and filed separately with the Securities and Exchange Commission)

                            ASSET PURCHASE AGREEMENT

         This ASSET PURCHASE AGREEMENT (this "AGREEMENT") is made this 30th day of July, 2004 (the "CLOSING Date"), by and among BIOTEL INC., a Minnesota corporation ("BIOTEL"), ACRS Acquisition Company, a Minnesota corporation (the "BUYER"), Daniel Pawlik, an individual residing in Minnesota (the "SELLER'S OWNER"), and agility centralized research services, llc, a Minnesota limited liability company (the "SELLER"). Biotel, the Buyer, the Seller's Owner and the Seller are referred to individually as a "PARTY" and collectively as the "PARTIES."

                                    RECITALS

         A. The Seller desires to sell, transfer and otherwise convey, and the Buyer desires to purchase certain of the assets used by the Seller in the operation of its contract research services business (the "BUSINESS"), and assume certain of the liabilities of the Seller on the terms and subject to the conditions of this Agreement.

         B. Unless otherwise set forth herein, the transactions memorialized by this Agreement will be deemed to have occurred at 12:01 a.m. on July 1, 2004 (the "EFFECTIVE DATE").

                                    AGREEMENT

         In consideration of the above recitals and the promises set forth in this Agreement, the Parties agree as follows:

1.       BASIC TRANSACTION.

         1.1 PURCHASE AND SALE OF ASSETS. On the terms and subject to the conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell, transfer, convey and deliver to the Buyer, all right, title and interest in, to and under all of the assets of the Seller (other than the Excluded Assets (as defined herein)) free and clear of all security interests, liens, claims, charges, restrictions and encumbrances of any nature (the "ACQUIRED ASSETS"), in exchange for the Purchase Price (as defined herein), including all of its:

                  (a) leasehold interest in office space located in Illinois, together with improvements, fixtures and other appurtenants related thereto, as set forth in
                           SCHEDULE 1.1(A) (the "OFFICE LEASE");

                  (b) tangible personal property, including software, furniture and office equipment, field equipment and computers, wherever located, including the personal property identified on SCHEDULE 1.1(B) to this Agreement;

                  (c) intellectual property, associated goodwill, licenses and sublicenses, remedies against infringements, and rights to protection of interests under any Law, including all rights to the "Agility Centralized Research Services" and "Agility" names and logos;

                  (d) the contracts and agreements set forth on SCHEDULE 1.1(D) (the "ASSUMED CONTRACTS");

                  (e) the Seller's accounts receivable arising on or after the Effective Date;

                  (f) claims, deposits, prepayments, refunds, causes of action, rights of recovery, rights of set off and rights of recoupment;

                  (g) the current telephone numbers, e-mail addresses, uniform resource locators, domain names and web sites of the Seller and the listings for each;

                  (h) any governmental permits or licenses necessary to conduct the Business, to the extent transferable;

                  (i) books, records, ledgers, files, documents, correspondence, lists, creative materials, advertising and promotional materials, studies, reports and other printed or written materials; and

                  (j) the Seller's goodwill in and the going concern value of the Business.

         The Buyer is not purchasing any of the Seller's cash or accounts receivable arising on or prior to the Effective Date (collectively, the "EXCLUDED ASSETS").

         1.2 ASSUMPTION OF LIABILITIES. On the terms and subject to the conditions of this Agreement, the Buyer will assume the following liabilities that arise on or after the Effective
                  Date: (a) all of the liabilities of the Seller under the Assumed Contracts either (i) to furnish goods, services and other non-cash benefits to another party after the Closing or
                  (ii) to pay for goods, services and other non-cash benefits that another party has or will furnish on behalf of the Business; (b) the Seller's accounts payable set forth on
                  SCHEDULE 1.2; and (c) the Office Lease (collectively, the "ASSUMED LIABILITIES"). Biotel will guaranty the Buyer's performance under the Assumed Liabilities. Except for the Assumed Liabilities, the Buyer does not assume and is not otherwise obligated or liable for any of the Seller's other obligations, claims, indebtedness or liabilities (the "EXCLUDED LIABILITIES"). The Seller is solely responsible for the Excluded Liabilities.

          1.3 PURCHASE PRICE. The "PURCHASE PRICE" for the Acquired Assets shall be (a) $240,000, such amount to be paid at the Closing (as defined herein) by Company check (the "CASH PURCHASE Price"), plus (b) the Contract Revenue Adjustment, if any, plus (c) the Invoice Revenues Adjustment, if any plus (d) the Net Earnings Adjustment, if any. The Parties agree to allocate the Purchase Price and all other capitalizable costs among the Acquired Assets for all purposes, including financial and tax purposes, in accordance with SCHEDULE 1.3 to this Agreement.

         1.4      PURCHASE PRICE ADJUSTMENTS.

                  (a)      The "CONTRACT REVENUE ADJUSTMENT" -

                           (i) $30,000 payable by company check at the time that the Assumed contracts plus any agreements the Buyer enters into on or after the Effective Date representing revenues to the Buyer equal to $300,000; plus

                           (ii) $30,000 payable by company check within 30 days following the time the Buyer enters into agreements representing revenues to the Buyer equal to or greater than an additional $300,000 of revenue, I.E., contracts that together with those described in clause 1.4(a) equal or exceed $600,000.

                  (b)      The "INVOICE REVENUES ADJUSTMENT" -

                           (i) $50,000 payable by Company check within 90 days following the date that accounts receivable for the Business that arises on or after the Effective Date equal $500,000; plus

                           (ii) $50,000 payable by Company check within 90 days following the date that accounts receivable for the Business that arise on or after Effective Date equal an additional $500,000, I.E., accounts receivable that together with those described in clause 1.4(b)(i) equal $1,000,000; plus

                           (iii) $50,000 payable by Company check within 90 days following the date accounts receivable for the Business that arise on or after the Effective Date equal or exceed an additional $500,000, I.E., accounts receivable that together with those described in clauses 1.4(b)(i) and 1.4(b)(ii) equal or exceed $1,500,000.

                  (c) The "NET EARNINGS ADJUSTMENT" - $50,000 by Company check payable within 90 days of the date the Business' net earnings exceed $100,000 since the Effective Date (such earnings to be measured in compliance with generally accepted accounting principles ("GAAP"), after taking into account the payments made under Sections 1.4(a) and 1.4(b) above.

                  (d) The Buyer will act reasonably and in good faith, but will have sole discretion in operating the Business following the Effective Date and will have the exclusive right to establish the prices and discounts, payment terms and all other terms and conditions of all sales of its products or services, regardless of how its decisions affect the calculation of the Contract Revenue Adjustment, the Invoice Revenue Adjustment and the

                           Net Earnings Adjustment. The Buyer will have no obligation to promote, operate, manage, finance or sustain in any way its business at any time after the Effective Date and may, in its sole discretion, dismantle, cease to operate, sell, liquidate or otherwise dispose of any of its assets.

                  (e) Biotel will guarantee payment of the Contract Revenue Adjustment, Invoice Revenue Adjustment and Net Earnings Adjustment, if any, payable by Buyer under this Agreement.

         1.5 PRORATION OF UTILITIES AND ALLOCATION OF SPECIFIC COSTS. The Seller and the Buyer agree to the following prorations and allocation of costs in connection with this Agreement and the transactions contemplated hereby:

                  (a) All of the utilities, rent, telephone charges, ad valorem taxes assessed against the Acquired Assets, and other expense items, shall be allocated between the Seller and the Buyer based upon the Effective Date, such that the Seller shall pay that portion for the period of time up to the Effective Date, and the Buyer shall pay that portion for the period beginning on and after the Effective Date. The Parties shall cooperate in good faith to finalize such allocations within 15 days after the Closing Date. Any amounts owing shall be paid by delivery of a check by the Party owing such amount to the other Party within five business days of the finalization of such allocation.

                  (b) Sales taxes, registration taxes or other transfer taxes, or conveyance fees, if any, imposed as a result of the transaction contemplated by this Agreement shall be paid by the Seller, and Seller will, at its own expense, file all necessary tax returns and other documentation with respect to all such taxes and fees.

         1.6 THE CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") will take place at the offices of Biotel on July 30, 2004, at 11:30 a.m., or at such other date, time and place as mutually agreed to by the Parties (the "CLOSING DATE").

         1.7 BUYER'S DELIVERIES AT THE CLOSING. The Buyer will make the following deliveries at the Closing, duly executed and properly acknowledged, as appropriate:

                  (a)      the Cash Purchase Price by Company check;

                  (b) bill of sale, assignment and assumption agreement, in form and substance reasonably satisfactory to the Buyer and the Seller;

                  (c) confidentiality, assignment of inventions and non-compete agreement between Buyer and the Seller's Owner in the form attached hereto as Exhibit 1.7(c) (the "EMPLOYMENT AGREEMENT"); and

                  (d) such certificates, instruments and documents that the Seller and its counsel may reasonably request.

         1.8 SELLER'S DELIVERIES AT THE CLOSING. The Seller will make the following deliveries at the Closing, duly executed and properly acknowledged, as appropriate:

                  (a)      the Acquired Assets;

                  (b) bill of sale, assignment and assumption agreement, in form and substance reasonably satisfactory to the Buyer and the Seller;

                  (c)      the Employment Agreement;

                  (d) UCC-3 releases or similar termination statements with respect to all security interests filed against the Acquired Assets;

                  (e) evidence satisfactory to the Buyer that the Seller has paid at or prior to the Closing all of the Excluded Liabilities (or shall have made arrangements satisfactory to the Buyer to pay the Excluded Liabilities after the Closing);

                  (f) all necessary third party consents, authorizations and approvals; and

                  (g) such certificates, instruments and documents that the Buyer and its counsel may reasonably request.

2. REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SELLER'S OWNER. The Seller and the Seller's Owner, jointly and severally, represent and warrant to the Buyer that the statements contained in this SECTION 2 are correct and complete as of the date of this Agreement, except as set forth in the attached disclosure schedule accompanying this Agreement (the "SELLER'S DISCLOSURE SCHEDULE"). The Seller's Disclosure Schedule will be arranged in paragraphs corresponding to the numbered subsections contained in this Section 2.

         2.1 ORGANIZATION, QUALIFICATION AND POWER. The Seller is a limited liability company duly organized, validly existing, duly authorized to conduct business and in good standing under the laws of the jurisdiction of its organization and of each jurisdiction where qualification is required. The Seller has full power and authority and all permits and licenses necessary to carry on the Business and to own and use the properties owned and used by the Seller. The Seller has no subsidiaries or does not otherwise control, own directly or indirectly, or have any equity participation directly or indirectly in any entity.

         2.2 AUTHORIZATION OF TRANSACTION. The Seller has full power and authority to enter into and perform its obligations under this Agreement. In addition, the execution and performance of this Agreement and the ancillary documents to which the Seller or the Seller's Owner is a party have been duly authorized. This Agreement and the ancillary agreements to which the Seller or the Seller's Owner is a party constitute the valid and legally binding obligations of the Seller and the

                  Seller's Owner, as applicable, and are enforceable in accordance with their respective terms and conditions.

         2.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement or the ancillary documents to which the Seller or the Seller's Owner is a party, nor the consummation of the contemplated transactions will: (a) violate any law, order or regulation to which the Seller or the Seller's Owner is subject; (b) violate any provision of the articles, member control agreement or bylaws of the Seller or the Seller's Owner; or (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Seller or Seller's Owner is a party or is bound or to which the Acquired Assets are subject. No consent approval, authorization or order of any court, governmental agency or third party is required for the Seller or the Seller's Owner to consummate the transactions contemplated by this Agreement.

         2.4 BROKER FEES. Neither the Seller nor the Seller's Owner has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

         2.5 TITLE TO ASSETS; SUFFICIENCY OF ASSETS. The Acquired Assets are free and clear of all security interests, liens, encumbrances of any nature, infringements, licenses, liens or claims of third parties. The Seller has good and marketable title to the Acquired Assets. The Acquired Assets constitute all of the assets used in or necessary for the operation of the Business.

         2.6 FINANCIAL STATEMENTS. Attached to Section 2.6 of the Seller's Disclosure Schedule are the Seller's financial statements for the year ended December 31, 2003 and for the six-month period ended June 30, 2004 (the "FINANCIAL STATEMENTS"). The Financial Statements are true, complete and correct. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered. The Financial Statements accurately present the financial condition, assets and liabilities of the Seller. Since June 30, 2004, there has been no material adverse change in the Business, or the financial condition, operations, results of operations or future prospects of the Business. The Seller has no obligations or liabilities of any kind that would have a material adverse effect upon the Acquired Assets or to which the Acquired Assets are subject.

         2.7 LEGAL COMPLIANCE; LITIGATION. The Seller has complied with all applicable laws, including without limitation all laws relating to employment laws and environmental health and safety laws. No action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand or notice has been filed, commenced, is pending or, to the knowledge of the Seller's Owner, alleged against the Seller. The Seller is not operating under or subject to, or in default with respect to, any order, writ, injunction or decree of any court or governmental agency. There is no agreement, order, regulation or law binding upon the Seller or the Business, as opposed to the application of such to those operating in the business industry generally, that has or could reasonably be expected to have the effect of prohibiting or impairing the Business.

         2.8 TAX MATTERS. The Seller has filed all material tax returns that its was required to file. All such tax returns were correct and complete in all material respects. The Seller has paid all federal, state, local or foreign taxes owed by the Seller, whether or not disputed.

         2.9 CONTRACTS AND GUARANTIES. The Seller has no contracts, whether written or oral, to the Seller is a party or by which it is bound relating to the Business or the Acquired Assets other than the Acquired Contracts. Each of the Acquired Contracts is a valid and binding obligation of the Seller, is currently in full force and effect, no amounts are owing under any of them, and the Seller has not transferred or assigned any of its interest thereunder. The Seller is not a guarantor or otherwise is responsible for any liability or obligation (including indebtedness) of any other person or entity relating to the Business.

         2.10 EMPLOYEE BENEFITS AND MATTERS. The Seller is not and has not been in violation in form and in operation of any provision of the Employee Retirement Income Security Act of 1974, as amended, or any other law or regulation relating to any employee benefit plan. All the accrued obligations of the Seller, whether arising by operation of law, by contract or by past custom, for payments by it to trust or other funds or any governmental agency with respect to unemployment compensation benefits, employee benefit plans, social security benefits or any other benefits for employees of the Seller have been paid prior to Closing. No organizational effort is presently being made or threatened by or on behalf of any labor union with respect to employees of the Seller. Except for the Seller's Owner, no employee of the Seller is a party to or bound by any agreement with LifeWatch, a division of Card Guard ("LIFEWATCH"). Seller's Owner is in material compliance with his employment agreement with LifeWatch.

         2.11 PRODUCT LIABILITY. The Seller has no liability (and there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against any of them giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any product or service sold, leased or delivered by the Business.

         2.12 BUSINESS RELATIONSHIPS. Neither the Seller nor the Seller's Owner is aware of any facts which indicate that any material or significant customers, vendors or suppliers of the Business intend to cease doing business with the Business (or intend to stop doing business with the Buyer after the Effective Date).

         2.13 OTHER INFORMATION. The information concerning the Seller or the Business set forth in this Agreement and the schedules and exhibits attached to this Agreement and any statement or certificate of the Seller furnished or to be furnished to the Buyer pursuant to this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated herein or therein or necessary to make the statements and facts contained herein or therein, in light of the circumstances in which they are made, not false or misleading.

3. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller that the statements contained in this Section 3 are correct and complete as of the date of this Agreement, except as set forth in the disclosure schedule of the Buyer accompanying this Agreement (the "BUYER'S DISCLOSURE SCHEDULE"). The Buyer's Disclosure Schedule will be arranged in paragraphs corresponding to the numbered subsections contained in this Section 3.

         3.1 ORGANIZATION, QUALIFICATION AND POWER. The Buyer is a corporation, duly organized, validly existing and in good standing under laws of the jurisdiction of its incorporation.

         3.2 AUTHORIZATION OF TRANSACTION. The Buyer has full power and authority, corporate or otherwise, to enter into and perform its obligations under this Agreement. The Buyer has duly authorized the execution and performance of this Agreement and the ancillary documents to which the Buyer is a party. This Agreement and the ancillary documents to which the Buyer is a party constitute the valid and legally binding obligations of the Buyer, enforceable in accordance with their respective terms and conditions.

         3.3 NONCONTRAVENTION. Neither the execution and the delivery of this Agreement or the ancillary documents to which the Buyer is a party, nor the consummation of the contemplated transactions will: (a) violate any law, order or regulation to which the Buyer is subject or (b) violate any provision of the articles or bylaws of the Buyer. No consent approval, authorization or order of any court, governmental agency or third party is required for the Buyer to consummate the transactions contemplated by this Agreement.

         3.4 BROKER FEES. The Buyer does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

4. POST-CLOSING COVENANTS.

         4.1 FURTHER ASSURANCES. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement and its contemplated transactions, each of the Parties will take such further action (including the execution and delivery of further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification under Section 5).

         4.2 LITIGATION SUPPORT. If any Party is contesting or defending an action, suit, proceeding, hearing, investigation, charge complaint or demand in connection with any transaction contemplated under this Agreement, each of the other Parties will cooperate with the contesting or defending Party, including providing testimony and access to books or records, all at the sole cost of the defending or contesting Party (unless the defending or contesting Party is entitled to indemnification under Section 5).

         4.3 TRANSITION. None of the Seller, the Seller's Owner or their affiliates will take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier or other business associate of the Business from maintaining the same business relationships with the Buyer after the Effective Date as it maintained with the Business prior to the Effective Date. The Seller and Seller's Owner will refer all customer inquiries relating to the Business to the Buyer from and after the Effective Date.

         4.4 CONFIDENTIALITY. Any information concerning the Business that is not already generally available to the public is considered to be confidential information. The Seller's Owner, the Seller and their affiliates will treat and hold as such all of such confidential information and refrain from using any of such confidential information except in connection with this Agreement and the transactions contemplated by this Agreement or with the prior written consent of the Buyer. The obligations under this Section 4.4 are in addition to and not in derogation of any other confidentiality obligations of the Seller and the Seller's Owner to the Buyer, whether by contract, law or otherwise.

5.       REMEDIES FOR BREACHES OF THIS AGREEMENT.

         5.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Notwithstanding any investigation made by or on behalf of any of the Parties or the results of any investigation, and notwithstanding the participation of Party in the Closing, all of the representations and warranties of the Buyer, the Seller and the Seller's Owner contained in this Agreement will survive the Closing (even if the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of the Closing) and continue in full force and effect forever (subject to any applicable statutes of limitations). The covenants set forth in this Agreement will survive indefinitely, unless a shorter period of survival is specifically set forth in this Agreement.

         5.2 INDEMNIFICATION FOR THE BENEFIT OF THE BUYER. Both the Seller and the Seller's Owner, joint and severally, agree to indemnify the Buyer and its officers, directors, employees, stockholders, agents and affiliates (the "BUYER PARTIES"), from and against any actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses and fees, including court costs and reasonable attorneys' fees and expenses ("ADVERSE CONSEQUENCES") the Buyer Parties may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by
                  (a) any breach by the Seller or the Seller's Owner (or in the event any third party alleges facts that, if true, would mean that either Seller or the Seller's Owner has breached) of any representations, warranties or covenants of the Seller or the Seller's Owner contained in this Agreement, (b) any Excluded Liability (including any liability of the Seller that becomes a liability of the Buyer under any bulk transfer law of any jurisdiction, under any common law doctrine of de facto merger or successor liability, or otherwise by operation of law), and
                  (c) the operation and ownership of the Business and the Acquired Assets prior to the Effective Date.

         5.3 INDEMNIFICATION OF THE SELLER AND THE SELLER'S OWNER. The Buyer agrees to indemnify each of the Seller, the Seller's Owner and their officers, directors, employees, stockholders, agents and affiliates (the "SELLER PARTIES") from and against any Adverse Consequences the Seller Parties may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of or caused by any breach by the Buyer (or in the event any third party alleges facts that, if true, would mean the Buyer has breached) of any of Buyer's representations, warranties or covenants contained in this Agreement.

         5.4 ADJUSTMENT TO PURCHASE PRICE. All indemnification payments under this Section 7 will be deemed adjustments to the Purchase Price.

         5.5 OTHER INDEMNIFICATION PROVISIONS. The above indemnification provisions are in addition to, and not in derogation of, any statutory, equitable or common law remedy (including without limitation any such remedy arising under environmental, health and safety requirements) any Party may have with respect to the Seller, the Seller's Owner or the transactions contemplated by this Agreement.

         5.6 RECOUPMENT. The Buyer will have the option of recouping all or any part of any Adverse Consequences it may suffer by notifying the Seller that the Buyer is reducing the principal amount outstanding under any of the Aggregate Revenue Adjustment, the Aggregate Net Revenues Adjustment and the Aggregate Net Earnings Adjustment.

6.       EMPLOYMENT AND BENEFIT.

         6.1 TERMINATION. The Seller will terminate the employment of those employees of the Business listed on SCHEDULE 6.1 (the "TERMINATED EMPLOYEES") at a date mutually agreed to by the Parties (the "TERMINATION DATE"). The Seller and the Seller's Owner covenant and agree, jointly and severally, that they will bear all responsibility, obligation and liability for, and all costs associated with, and will defend and indemnify Buyer for: (a) any and all claims and liabilities related to any unemployment fund contributions that are due and unpaid by the Seller on the Termination Date and (b) any and all claims and liabilities relating to the Terminated Employees and any other employee employed at the Business prior to the Termination Date and resulting from or arising out of their employment by the Seller prior to the Termination Date and/or any subsequent decision by the Buyer not to hire some or all of the Terminated Employees.

         6.2      EMPLOYMENT.

                  (a) On or after the Termination Date, the Buyer may, in its sole discretion, make offers of employment with such terms and conditions as the Buyer in its sole discretion will determine, to the Terminated Employees. All Terminated Employees who accept such offers of employment and who report to work for the Buyer will be, collectively, the "HIRED EMPLOYEES." The date that a Hired Employee reports to work for the Buyer is referred to herein as the "HIRE DATE."

                  (b) Nothing in this Agreement constitutes an agreement or guaranty that any Terminated Employees will be entitled to remain in the employment of the Buyer for any specified period of time. Except as provided in this Agreement, all Hired Employees will be "at will" employees of the Buyer.

         6.3 VACATION. The Seller will be responsible for any accrued and unpaid vacation, sick time, personal holidays, flexible time off, paid time off or other similar benefits of any of the Terminated Employees through the Termination Date. Prior to the Termination Date, the Seller will pay any amounts owing for any accrued and unpaid vacation, sick time, personal holidays, flexible time off, paid time off or other similar benefits of any of the Terminated Employees through the Termination Date. The Buyer will not recognize any earned, but unused, vacation, sick time and personal holidays of the Terminated Employees.

         6.4 WORKERS' COMPENSATION. The Seller will remain responsible for all workers' compensation claims made by any of the Terminated Employees based on occurrences through and including the Termination Date. The Buyer will only be responsible for all workers' compensation claims made by the Hired Employees based on occurrences after the Hire Date while employed by the Buyer.

         6.5 OTHER EMPLOYMENT-RELATED LIABILITIES. Except as explicitly set forth in this Section 6, the Seller will be liable for all employment-related liabilities with respect to the Terminated Employees that occur on or prior to the Termination Date, including any obligation or commitment by the Seller to pay severance to any of the Terminated Employees. The Buyer will be liable only for all employment-related liabilities of the Hired Employees arising after the Hire Date. The Buyer will not assume or be bound by any previous or existing employment or collective bargaining agreement or arrangement or termination, severance or change of control agreement between the Seller and any of the Terminated Employees.

         6.6 LIABILITIES UNDER EMPLOYEE BENEFIT PLAN. The Seller will remain liable, and the Buyer will not assume or otherwise have any liability, under any of the Seller's employee benefit plans.

         6.7 COBRA AND OTHER NOTICES. For notices and payments related to events occurring prior the Termination, the Seller shall be responsible for any notices required to be given to employees of the Seller pursuant to COBRA or other local, state and federal laws, and for any payments or benefits required pursuant to such laws or on account of any violation of any requirement of such laws.

         6.8 LIMITATION ON ENFORCEMENT. Nothing in this Section 6, whether express or implied, confers upon any employee of the Business (including the Terminated Employees and the Hired Employees) or any other person, any rights or remedies, including without limitation: (i) any right to employment or recall; or (ii) any right to claim any particular compensation, benefit or aggregation of benefits, of any kind or nature whatsoever, as a result of this Section 6.

7.       MISCELLANEOUS.

         7.1 NO THIRD-PARTY BENEFICIARIES. This Agreement will not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

         7.2 ENTIRE AGREEMENT. This Agreement and any other documents, certificates or other instruments delivered pursuant to this Agreement constitute the entire agreement between the Parties and supersede any prior understandings, agreements or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter of this Agreement.

         7.3 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. The Seller shall not assign either this Agreement or any of its rights, interest, or obligations hereunder without the prior written approval of the Buyer. The Buyer may assign this Agreement, and any of its rights, interest or obligations hereunder without the prior consent of the Seller; provided that such assignment shall not operate as a release of the Buyer or Biotel from its obligations hereunder.

         7.4 COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument, and by facsimile.

         7.5 NOTICES. Any notice, offer, request, demand, claim or other communication provided for by this Agreement must be in writing and will be deemed given or delivered when delivered by hand, transmitted by facsimile or three days after the day when deposited in the United States mail, certified or registered, return receipt requested, postage prepaid and properly addressed to the intended recipient as set forth below:

                  If to the Seller or Seller's Owner:
                  -----------------------------------

                  Daniel S. Pawlik
                  1904 134th Lane NE
                  Ham Lake, MN  55304
                  Fax:  (763) 862-2974

                  If to the Buyer or Biotel:     Copy to:
                  --------------------------     --------

                  Biotel, Inc.                   Gray Plant Mooty
                  11481 Rupp Drive               500 IDS Center
                  Burnsville, Minnesota  55337   80 South Eighth Street
                  Attn:  B. Steven Springrose    Minneapolis, Minneapolis  55402
                  Fax:  (952) 882-6550           Attn:  Rick Hauser, Esq.
                                                 Fax:   (612) 632-4095

                  Any Party may send any notice, request, demand, claim or other communication to the intended recipient at the address set forth above using any other means, but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.

         7.6 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Minnesota without giving effect to any choice or conflict of law provision or rule. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Hennepin County, Minnesota, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect to the action or proceeding may be heard and determined there.

         7.7 AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement will be valid unless the same is in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation or breach of warranty or covenant under this Agreement, whether intentional or not, will be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant under this Agreement.

         7.8 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         7.9 EXPENSES. Whether or not the transactions under this Agreement are consummated, the Buyer, the Seller and the Seller's Owner will bear their own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and these transactions.

         7.10 PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party will issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other Party.

         7.11 SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party is entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement in any action instituted, in addition to any other remedy to which it may be entitled, at law or in equity.

          THE REMAINDER OF THIS PAGE IS BLANK. SIGNATURE PAGE FOLLOWS.

         The Parties have executed this Agreement as of the date first above written.

                                             BUYER:

                                             ACRS ACQUISITION COMPANY

                                             By /s/ B. Steven Springrose
                                                --------------------------------
                                                Its: Chief Executive Officer


                                             BIOTEL:

                                             BIOTEL, INC.


                                             By /s/ B. Steven Springrose
                                                --------------------------------
                                                Its: Chief Executive Officer


                                             SELLER:

                                             AGILITY CENTRALIZED RESEARCH
                                             SERVICES, LLC


                                             By /s/ Daniel Pawlik
                                                --------------------------------
                                               Its:


                                             SELLER'S OWNER:

                                             /s/ Daniel Pawlik
                                             -----------------------------------
                                             Daniel Pawlik

                                 SCHEDULE 1.1(a)

                                  OFFICE LEASE

                                 [See attached.]

                                  OFFICE LEASE
                                  ------------

         THIS LEASE, made and entered into in Bannockburn, Illinois as of this 19th day of January, 2004, by and between BANNOCKBURN EXECUTIVE PLAZA, L.L.C., an Illinois limited liability company (hereinafter referred to as the "Landlord"), and Agility Centralized Research Services, LLC (hereinafter referred to as the "Tenant"); WITNESSETH,

         1. BASIC TERMS. This Section 1 contains the basic terms of the Lease between Landlord and Tenant. All of the provisions of this Lease are to be read in accordance with the provisions herein contained.

         A.      Agent                              Dolan Associates, Ltd.
         B.      Building                           Bannockburn Executive Plaza
         C.      Commencement Date                  February 1, 2004
         D.      Cooperating Broke                  None
         E.      Initial Annual Base Rent           $19,908.00
         F.      Initial Monthly Electric Charge    $ 138.00
         G.      Initial Monthly Base Rent          $1,659.00
         H.      Initial Monthly Rent Adjustment
                   Deposit                          $ 791.00
         I.      Security Deposit                   $2,588.00
         J.      Tenant's Proportion                1.0%
         K.      Term                               Two (2)Years
         L.      Termination Date                   January 31, 2006
         M.      Use                                General Offices

         2. LEASE OF PREMISES AND TERM. Landlord hereby leases to Tenant, and Tenant accepts the premises (hereinafter known as "demised premises" or "Premises"), located on the 1st floor and known as Suite 133 being described in the plan attached hereto as Exhibit "A" in the Building for the Term as set forth in Section 1 hereof, unless sooner terminated as provided herein, commencing on the Commencement Date set forth in Section 1 hereof and ending on the Termination Date set forth in Section 1 hereof to be occupied and used by Tenant for the Use as defined in Section 1 hereof, and no other purpose, subject to the agreements herein contained.

         3.       RENT.

         A. Tenant shall pay as rent hereunder the Initial Annual Base Rent plus the Rent Adjustment and Additional Base Rent, as hereinafter defined, and all other sums herein required to be paid, to Dolan Associates, Ltd., as Agent at 2275 Half Day Road, Bannockburn, Illinois or to such other person or at such other place as Landlord may direct in writing. Annual Base Rent shall be paid in equal monthly installments in the amount of the Initial Monthly Base Rent set forth in Section 1 hereof, as adjusted annually pursuant to Section 3B hereof, in advance on or before the first day of each month of the Term. All such rent shall be paid without any set-off or deduction whatsoever. Unpaid rent shall bear interest at the rate set forth in Sections 25M and 26F hereof, from the date due until paid.

         B. Commencing on the first day of the thirteenth (13th) full calendar month of the Term and on the first day of each succeeding twelve (12) month period (or portion thereof) thereafter during the remainder of the Term of this Lease the Annual Base Rent payable pursuant to the preceding Section 3A (as previously adjusted pursuant to this Section 3B) shall be increased annually by an amount equal to three percent (3%) of the annual Base Rent payable for the then current calendar year, payable in equal monthly installments. Each such adjustment pursuant to this Section 3B shall be added to the prior year's

Base Rent as previously adjusted pursuant to this Section 3B. All amounts due hereunder shall be deemed to be Additional Base Rent and shall be paid at the same time and in the same manner as Initial Monthly Base Rent pursuant to
Section 3A of Lease. The Initial Monthly Base Rent and the Additional Base Rent are collectively sometimes herein referred to as "Base Rent."

         4. BASE RENT ADJUSTMENT. In addition to the Base Rent, Tenant shall pay, on a monthly basis, without set off or deduction the Rent Adjustment described in this Section 4. Until such time as Tenant receives the first Adjustment Statement as described in Paragraph C of this Section 4, Tenant shall, on a monthly basis, make the Initial Monthly Rent Adjustment Deposit specified in Section 1.

         A.       For the purposes of this Lease:

                  (i) The term "Calendar Year" shall mean each calendar year or any portion thereof during the Term.

                  (ii) The term "Expenses" shall mean and include all expenses paid or incurred by Landlord or its beneficiaries for managing, owning, maintaining, operating, insuring, replacing and repairing the Building, the land underlying the Building (which is described on Exhibit D attached hereto) and appurtenances and personal property used in conjunction therewith (hereinafter collectively referred to as the "Project") during each Calendar Year, or portion thereof, during the Term. Expenses shall not include costs of alterations of the Premises of tenants of the Building, depreciation charges, interest and principal payments on mortgages, ground rental payments, real estate brokerage and leasing commissions. If the Building is not fully occupied during all or a portion of any year, then Landlord may elect to make an appropriate adjustment of the Expenses for such year employing sound accounting and management principles, to determine the amount of Expenses that would have been paid or incurred by Landlord had the Building been fully occupied and the amount so determined shall be the amount of Expenses attributable to such year. If any Project expense, though paid in one year, relates to more than one calendar year, at the option of Landlord, such expense may be proportionately allocated among such related calendar years.

                  (iii) The term "Lease Year" shall mean each twelve (12) month period commencing on the day on which the Term begins and on each anniversary of such date.

                  (iv) The term "Rent Adjustment Deposit" shall mean an amount equal to Landlord's estimate of Rent Adjustment due for any Calendar Year.

                  (v) The term "Taxes" shall mean real estate taxes, assessments, sewer rents, rates and charges, transit taxes, taxes based upon the receipt of rent and any other federal, state or local governmental charge, general, special, ordinary or extraordinary (but not including general income or franchise taxes or any other taxes imposed upon or measured by income or profits, unless the same shall be imposed in lieu of Taxes as herein defined or unless same shall be specifically imposed upon income derived from rents), which may now or hereafter be levied or assessed against the Project or any portion thereof which are payable in any Calendar Year during the Term. In case of special taxes or assessments which may be payable in installments, only the amount of each installment and interest paid thereon paid during a Calendar Year shall be included in Taxes for that year. Taxes shall also include any personal property taxes (attributable to the year in which paid) imposed upon the furniture, fixtures, machinery, equipment, apparatus, systems and appurtenances used in connection with the operation of the Building. In the event the Project is not assessed as fully improved for any year, then Taxes shall be adjusted to the Taxes which would have been payable in such Calendar Year if the assessment had been made on a fully improved basis, based on Landlord's adjustment of the "Taxes" for such year, employing sound management principles. Taxes also include Landlord's reasonable costs and expenses (including reasonable attorney's fees) in contesting or attempting to reduce any taxes. Taxes shall be reduced by any recovery or refund received of taxes previously paid by Landlord, provided such refund relates to taxes paid during the term of this Lease. Notwithstanding anything set forth above to the contrary, if at any time the method of taxation then prevailing shall be altered so that any new or additional tax, assessment, levy, imposition or charge or any part thereof shall be imposed upon Landlord in place or partly in place of any Taxes or contemplated increase therein, or in addition to Taxes, and shall be measured by or be based in whole or in part upon the Project, the rents or other income therefrom or any leases of any part thereof, then all such new taxes, assessments, levies, impositions or charges or past thereof, to the extent that they are so measured or based, shall be included in Taxes.

                  (vi)     The term "Tenant's Proportion" shall be 1.0%.

         B. Tenant shall pay as Rent Adjustment for each Calendar Year of the Term, the following:

                  (i) Tenant's Proportion of Expenses for such year (prorated for any partial Calendar Year during the Term).

                  (ii) Tenant's Proportion of Taxes for such year. The amount of Taxes attributable to a year shall be the amount payable during any such Calendar Year, even though the assessment for such Taxes may be for a different Calendar Year.

         C. As soon as reasonably feasible after the expiration of each Calendar Year, Landlord will furnish Tenant a statement ("Adjustment Statement") showing the following:

                  (i) Expenses and Taxes attributable to the Calendar Year last ended;

                  (ii) The amount of Rent Adjustment due Landlord for the Calendar Year last ended, less credits for Rent Adjustment Deposits paid, if any; and

                  (iii) The Rent Adjustment Deposit due in the current Calendar Year.

         D. Within thirty (30) days after Tenant's receipt of each Adjustment Statement, Tenant shall pay to Landlord:

                  (i)      The amount of Rent Adjustment shown on said statement

         to be due Landlord for the Calendar Year last ended; plus

                  (ii) The amount, which when added to the Rent Adjustment Deposit theretofore paid in the current Calendar Year, would provide that Landlord has then received such portion of the Rent Adjustment Deposit as would have theretofore been paid to Landlord had Tenant paid one twelfth (1/12) of the Rent Adjustment Deposit, for the current Calendar Year, to Landlord monthly on the first day of each month of such Calendar Year.

         Commencing on the first day of the first month after Tenant's receipt of each Adjustment Statement, and on the first day of each month thereafter until Tenant receives a more current Adjustment Statement, Tenant shall pay to Landlord one-twelfth (1/12) of the annual Rent Adjustment Deposit shown on said statement. During the last complete Calendar Year, Landlord may include in the Rent Adjustment

Deposit its estimate of the Rent Adjustment which may not be finally determined until after the expiration of the Term. Tenant's obligation to pay the Rent Adjustment shall survive the expiration of the Term.

         E. Tenant's monthly payments of the Rent Adjustment Deposit for each Calendar Year shall be credited against the Rent Adjustment for such Calendar Year. Rent Adjustment Deposit may be co-mingled with other funds of Landlord and no interest shall be paid to Tenant thereon. If the Rent Adjustment Deposit paid by Tenant for any Calendar Year exceeds the Rent Adjustment for such Calendar Year, then Landlord shall give a credit to Tenant in an amount equal to such excess against the Rent Adjustment due for the next succeeding Calendar Year, except that if any such excess relates to the last Calendar Year of the Term, then Landlord shall refund such excess to Tenant, provided that all of the following have first occurred:

                  (i)      The Term has expired or otherwise been terminated;

                  (ii) Tenant has vacated the Premises and removed all of its property and improvements therefrom in accordance with this Lease;.

                  (iii) Tenant has surrendered the Premises to Landlord in accordance with this Lease; and

                  (iv) Tenant has paid all Base Rent and eat Adjustment due under this Lease and has fully performed and observed each and every covenant and condition of this Lease required to be performed or observed by Tenant and has no other monetary obligations outstanding to Landlord.

         F. Tenant or its representative shall have the right to examine Landlord's books and records with respect to the items in the Adjustment Statement during normal business hours at any time within ten (10) days following the furnishing by Landlord to Tenant of such Adjustment Statement. Unless Tenant shall take written exception to any item within thirty (30) days after the furnishing of the foregoing statement such statement shall be considered as final and accepted by Tenant. Any amount due to Landlord as shown on any such statement, whether or not written exception is taken thereto, shall be paid by Tenant within thirty (30) days after Landlord Shall have submitted the statement, without prejudice to any such written exception.

         G. If the Commencement Date is on any day other than the first day of January, or if the Termination Date is on any day other than the last day of December, any Rent Adjustment due Landlord shall be prorated accordingly.

         5.       SERVICES.

         A. Landlord shall, so long as Tenant is not in default under any covenant or condition herein contained, furnish:

                  (i) Heating and air cooling when necessary to provide a temperature condition for comfortable occupancy daily, in season, 8:00 A.M. to 6:00 P.M. and on Saturdays 8:00 A.M. to 1:00 P.M., Sunday and holidays excepted. When heat generating machines or equipment are used by Tenant in the Premises, which affect the temperature otherwise maintained by the air-cooling system, Landlord reserves the right to install supplementary air-conditioning units in the Premises and the expense of furnishing such units and installation thereof shall be paid by Tenant. The expense resulting from the operation and maintenance of the supplementary air conditioning system shall be paid by Tenant to Landlord as Additional Rent at rates fixed by Landlord.

                  (ii) Cold water in common with other tenants for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's prior written consent, and warm water for lavatory purposes from the regular supply of the Building. Tenant shall pay Landlord at rates fixed by Landlord for, water furnished for any other purposes, and Landlord may install a water meter at Tenants sole cost to measure such usage. Tenant shall not waste or permit the waste of water. In the event Tenant shall fail to make prompt payment to Landlord for water furnished by Landlord, Landlord, upon ten (10) days notice, may discontinue furnishing such service and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the Premises or render Landlord liable for damage or relieve Tenant from any obligation under this Lease.

                  (iii) Customary janitor service and cleaning in and about the Premises Saturdays, Sundays, holidays, excepted. Tenant shall not provide any janitor services or cleaning without Landlord's written consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitor or cleaning contractor or employees at all times satisfactory to Landlord.

                  (iv) Building access and passenger elevator service in common with Landlord and other tenants on a twenty-four hour, seven day a week, basis, and daily freight elevator service in common with Landlord and other tenants at reasonable hours to be determined by Landlord, Saturdays, Sundays and holidays excepted. Operatorless automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph. Landlord shall provide Tenant at commencement of Lease with one electronic card key for each 250 square feet of Premises at no charge, if Tenant shall require additional or replacement card keys, Landlord shall provide such additional or replacement card keys at a cost of $10 per card key. Tenant shall, at the expiration of the Lease, or upon vacating the Premises return all keys to Landlord or pay $10 per card key for each card key not returned.

         B. All electricity, telecommunication, signal, and other similar services used in the Premises shall be supplied by the utility company serving the Building. Tenant shall pay as additional rent, on the date for payment of Base Rent, the Initial Electric Charge as set forth in Section 1. Such Initial Electric Charge shall be adjusted annually to reflect changes in the cost of electricity provided to the Building. Landlord shall notify Tenant of any change in the Electric Charge and Tenant shall pay, as additional rent commencing on the first day of the first month after such notice, the adjusted Electric Charge. If Tenant operates extensive computer or other energy intensive machinery or equipment, or if Tenant requires use of electricity for other than normal and usual lighting and incidental office use after 6:00 P.M. and before 8:00 A.M. on weekdays and after 1:00 P.M. on Saturdays, Landlord may install, at Tenants expense, separate meters to measure such excess usage and the costs thereof shall be billed directly to Tenant. Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of such service is changed or is no longer available or suitable for Tenants requirements. If such service be discontinued, such discontinuance shall not in any way affect this Lease or the liability of Tenant hereunder or cause a diminution of Base Rent or Rent Adjustment and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. Tenant shall receive such service directly from the utility company and Landlord hereby permits its wires and conduits, to the extent available, suitable and safely capable, to be used for such purposes.

         C. Landlord does not warrant that any of the services above-mentioned will be free from interruption caused by war, insurrection, civil commotions, riots, acts of God or the enemy, governmental action, repairs, renewals, improvements, alterations, strikes, lockouts, picketing, whether legal or illegal, accidents, the inability of Landlord to obtain fuel, energy or supplies or any other cause or causes beyond the reasonable control of Landlord. No such interruption of service shall be deemed an eviction (or a constructive eviction) or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, by abatement of rent or otherwise, or relieve Tenant from performance of Tenant's obligations under this Lease. Tenant hereby waives and releases all claims against Landlord for damages from interruption or stoppage of service. Tenant agrees to cooperate fully with Landlord, at all times, in abiding by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Project and the Building.

         6. CONDITION OF PREMISES. Tenant's taking possession of the Premises shall be deemed to be Tenant's acceptance of the Premises in the order and condition as then exists, except for a punch list of items to be completed or repaired, signed by Landlord and Tenant within twenty (20) days of such possession. No promise of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as contained herein.

         7. INABILITY TO DELIVER POSSESSION. If Landlord shall be unable to give possession of the Premises on the scheduled Commencement Date for any reason the rent reserved and covenanted to be paid herein and the Commencement Date shall not be deemed to have occurred until the Premises are available for occupancy by Tenant. No such failure to give possession on the scheduled Commencement Date shall subject Landlord to any liability for failure to give possession nor shall same affect the validity of this Lease or the obligation of Tenant hereunder, but the Lease shaft be amended, at the option of Landlord, so that the Term shall be extended by the period of time possession is delayed. If the Premises are ready for occupancy prior to the Commencement Date and Tenant occupies the Premises prior to said date, Tenant shall pay proportionate Base Rent and Rent Adjustments. The Premises shall not be deemed to be unready for Tenant's occupancy or not substantially complete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Premises or any part thereof, or if the delay in the availability of the Premises for occupancy shall be due to special work changes, alterations or additions required or made by Tenant in the layout or finish of the Premises or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations, or shall be otherwise caused in whole or in part by delay and/or default on the part of Tenant. In the event of any dispute as to whether the Premises are ready for Tenant's occupancy, the decision of Landlord's architect shall be final and binding on Landlord and Tenant.

         8. CARE AND MAINTENANCE. Subject to the provisions of Sections 13 and 14 hereof, Tenant shall, at Tenant's own expense, keep the Premises in good order, condition and repair and shall pay for the repair of any damages caused by Tenant, its agents, employees or invitees. Tenant shall promptly arrange with Landlord, at Tenant's sole expense, for the repair of all damage to the Premises and the replacement or repair of all damaged or broken glass (including signs thereon), fixtures and appurtenances (including hardware, heating, cooling, ventilating electrical, plumbing and other mechanical facilities in the Premises), with materials equal in qualify and class to the original materials damaged or broken, within a reasonable period of time specified by Landlord. All repairs and replacements are to be made under the supervision and with the prior written approval of Landlord, using contractors or persons acceptable to Landlord. If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs and replacements and one hundred twenty (120%) percent of Landlord's cost for such repairs and replacements shall be deemed additional rent reserved under this Lease which is due and payable forthwith. Tenant shall pay Landlord or the managing agent of the Building, as Landlord may direct, a for supervision and coordination of all work performed by Tenant as well as all costs for overtime and for any other expense incurred in the event repairs, alterations, decorating or other work in the Premises are not made during ordinary business hours at Tenant's request.

         9. ALTERATIONS. Tenant shall not do any painting or decorating, or erect any partitions, make any alterations in or additions to the Premises or do any nailing, boring or screwing into the ceilings, walls or doors, without Landlord's prior written consent in each and every instance. Unless otherwise agreed by Landlord and Tenant in writing, all such work shall be performed either by or under the direction of Landlord, but at the sole cost of Tenant. Landlord's decision to refuse such consent shall be conclusive. If Landlord consents to such alterations or additions, before commencement of the work or delivery of any materials into the Premises or into the Building, Tenant shall furnish Landlord for approval: (A) Plans and specifications; (B) Names and addresses of contractors; (C) Copies of contracts; (D) Necessary permits; and
(E) Indemnification and insurance in form and amount satisfactory to Landlord from all contractors performing labor or furnishing materials, insuring against any and all claims, costs, damages, liabilities and expenses which may arise in connection with the alterations or additions.

         Landlord may withhold approval of any alteration or additions if the plans and specifications therefor are not acceptable to Landlord or Landlord's architect or engineer (if any). In connection with any request for approval of any alterations or additions by Tenant, Landlord may retain the services of an outside architect and/or engineer and the reasonable fees of such architect and/or engineer shall be reimbursed to Landlord by Tenant. Landlord's approval of any plans or specifications shall not be construed to be an agreement or representation on Landlord's part as to the adequacy or suitability of Tenant's alterations or additions.

         In the event Landlord permits the alterations or additions to be completed by Tenant's contractor, Landlord reserves the right to require that Tenant shall terminate its contract with any such contractor in the event said contractor shall be engaged in a labor dispute which disrupts said contractor work. Landlord shall also have the right to order any contractor of Tenant who violates any of Landlord's requirements or standards of work to cease work and to remove himself, his equipment and his employees from the Building. Landlord or the managing agent of the Building shall be entitled to charge a fee for supervision and coordination of all such alterations. Tenant agrees that its contractors shall not conduct their work in such a manner so as to interfere with or cause any interruption of either (A) Landlord's construction; (B) another tenant's occupancy or construction; or (C) other phases of Landlord's operation of the Building.

         Tenant hereby agrees to indemnify and hold Landlord, its beneficiaries, partners and their respective agents and employees harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations or additions. Any mechanic's lien filed against the Premises, or the Project, for work claimed to have been furnished to Tenant shall be discharged of record or bonded against by Tenant within ten (10) days thereafter, at Tenant's expense. Upon completing any alterations or additions, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All alterations and additions shall comply with all insurance requirements and with all ordinances and regulations of any pertinent governmental authority. All alterations and additions shall be constructed in a good and workmanlike manner and only good grades of materials shall be used.

         All additions, decorations, fixtures, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the Premises, whether placed there by Tenant or by Landlord, shall, unless Landlord requests their removal, become Landlord's property and shall remain upon the Premises at the termination of this Lease, by lapse of time or otherwise, without compensation or allowance or credit to Tenant. Landlord may, at its sole option, request Tenant, at Tenant's sole cost, to remove same at the termination of the Term, and if, upon Landlord's request, Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements, Landlord may remove the same, and Tenant shall pay the cost of such removal to Landlord upon demand.

         10. ACCESS TO PREMISES. Tenant shall permit Landlord, its agents and designees, to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises and to have free access to the Premises and any part thereof in the event of an emergency. Landlord or Landlord's agents shall also have the right to enter upon the Premises, to inspect the same, to perform janitorial and cleaning services, and to make such decorations, repairs, alterations, improvements or additions to the Premises or the Project as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said Premises that may be required thereof without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no way abate (except as provided in Sections 13 or 14 hereof) while said decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. If Tenant shall not be personally present to open and permit an entry into said Premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing contained in this
Section 10, however, shall be deemed or construed to impose upon Landlord any obligations, responsibility or liability whatsoever for the care, supervision or repair of the Building or any part thereof, in the exercise of any rights herein provided. Landlord shall also have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the Arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or public parts of the Building, and to close entrances, doors, corridors, elevators or other facilities. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

         11. INSURANCE. Tenant shall carry insurance during the entire Term hereof insuring Tenant, and insuring, as additional named insureds, Landlord, any beneficiary of Landlord, the managing agent for the Project and their respective agents, partners and employees, and any mortgagee of Landlord, as their interests may appear, with terms and coverage reasonably satisfactory to Landlord and in companies licensed in the State of Illinois and satisfactory to Landlord, and with such increases in limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages in the following amounts:

         A. Comprehensive public liability insurance, including the broad or extended liability endorsement, during the entire term hereof with terms and in companies satisfactory to Landlord to afford protection to the limits of not less than $ 2,000,000 for combined single limit personal injury and property damage liability per occurrence. $2,000,000 aggregate limit can be contained in either a Primary General Liability Policy, or a $1,000,000 limit in a Primary General Liability policy with a $1,000,000 Umbrella Policy.

         B. Insurance against fire, sprinkler damage, vandalism, and the extended coverage perils for the full insurable value of all additions, improvements and alterations to the Premises, and of all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises, and business interruption insurance.

         C. Tenant shall, prior to the commencement of the Term, and during the Term, thirty (30) days prior to the expiration of the policies of insurance, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or canceled without at least thirty (30) days' prior written notice to Landlord and Tenant.

         12. SUBROGATION. Landlord and Tenant agree to have all fire and extended coverage and material damage insurance which may be carried by either of them endorsed with a clause providing that any release from liability of or waiver of claim for recovery from the other party or any of the parties named in Section 11 above entered into in writing by the insured thereunder prior to any loss or damage shall not affect the validity of said policy or the right of the insured to recover thereunder, and providing further that the insurer waives all rights of subrogation which such insurer might have against the other party or any of the parties named in Section 11 above. Without limiting any release or waiver of liability or recovery contained in any other Section of this Lease but rather in confirmation and furtherance thereof, Landlord and any beneficiaries of Landlord waive all claims for recovery from Tenant, and Tenant waives all claims for recovery from Landlord, any beneficiaries of Landlord and the managing agent for the Project and their respective agents, partners and employees, for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance policies.

         Notwithstanding the foregoing or anything contained in this Lease to the contrary, any release or any waiver of claims shall not be operative, nor shall the foregoing endorsement be required, in any case where the effect of such release or waiver is to invalidate insurance coverage or invalidate the right of the insured to recover thereunder or increase the cost thereof (provided that in the case of increased cost the other party shall have the right, within ten (10) days following written notice, to pay such increased cost, thereby keeping such release or waiver in full force and effect).

         13. UNTENANTABILITY. If all or substantially all of the Premises, or in excess of thirty (30%) percent of the Building, are made untenantable by fire or other casualty, Landlord may, at its option, elect:

         A. To terminate this Lease as of the date of the fire or casualty by notice to Tenant within sixty (60) days after that date; or

         B. Proceed with all due diligence to repair, restore or rehabilitate the Building or the Premises (excluding leasehold improvements installed or paid for by Tenant) at Landlord's expense, in which latter event this Lease shall not terminate.

         In the event the Lease is not terminated pursuant to these provisions, rent shall abate only with respect to the portion of the Premises rendered untenantable on a per diem basis during the period of untenantability. In the event of the termination of this Lease pursuant to this section, rent shall be apportioned on a per diem basis and paid to the date of the fire or other casualty. If less than thirty (30%) percent of the Building or less than all or substantially all of the Premises are made untenantable as aforesaid during the last year of the Term hereof, Landlord shall have the right to terminate this Lease as of the date of the fire or other casualty by giving written notice thereof to Tenant within sixty (60) days after the date of fire or other casualty, in which event the rent shall be apportioned on per diem basis and paid to the date of such fire or other casualty.

         14.      EMINENT DOMAIN.

         A. If a portion of the Building, or the Premises, shall be lawfully taken or condemned for any public or quasi-public use or purpose, or conveyed under threat of such condemnation, and as a result thereof, the Premises cannot be used for the same purpose and with the same utility as before such taking or conveyance, the terms of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority, and without apportionment of the award. In such event, Tenant hereby assigns to Landlord, Tenant's interest in such award, if any. Current rent shall be apportioned as of the date of such termination. If any part of the Building shall be so taken or so condemned, or, if the grade of any street or alley adjacent to the Building is changed by any government authority and such taking or change of grade makes it necessary or desirable to demolish, substantially remodel, or restore the

Building, Landlord shall have the right to cancel this Lease upon not less than ninety (90) days' prior notice to Tenant.

         B. If a portion of the Premises shall be lawfully taken or condemned or conveyed under threat of condemnation but thereafter the Premises can be used by Tenant for the same purpose and with substantially the same utility, this Lease shall not be terminated and Landlord shall repair the Premises, Building, and/or common area (to the extent applicable), and the Lease shall be amended, if applicable, to reduce Tenant's Proportion and Base Rent in the proportion of the amount of the Premises taken. No money or other consideration shall be payable by Landlord to Tenant for any right of cancellation or temporary taking and Tenant shall have no right to share in any condemnation award or in any judgment for damage caused by a change of grade.

         15.      [Intentionally omitted]

         16.      ASSIGNMENT/SUBLETTING.

         A. Tenant shall not, without Landlord's prior written consent, which in each instance, may be withheld at the reasonable discretion of
Landlord: (i) assign, transfer, hypothecate, mortgage, encumber, or convey, or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it (ii) allow any transfer of, or any lien upon, Tenant's interest in this Lease by operation of law, (iii) sublet the Premises in whole or in part or (iv) allow the use or occupancy of any portion of the Premises for a use other than the Use or by anyone other than Tenant or Tenant's employees. Tenant shall have the right to sublet or assign all or any portion of the Premises to any related entity or affiliate of Tenant, by merger; acquisition, consolidation, or any successor company, without Landlord's approval or consent. Tenant shall provide written notice of any such assignment or sublease.

         Notwithstanding the foregoing, should any law governing Landlord's consent to a sublease or assignment require Landlord to exercise reason in the consideration of the granting or denying of consent, Landlord may take into consideration the business reputation and creditworthiness of the proposed subtenant or assignee; any required alteration of the Premises; the intended use of the Premises by the proposed subtenant or assignee; the estimated pedestrian and vehicular traffic in the Premises and to the Building which would be generated by the proposed subtenant or assignee; any potential environmentally hazardous activities engaged in by the proposed subtenant or assignee; and any other factors which Landlord shall deem relevant; provided further, however, that if Landlord does not consent to a sublease or assignment to any subtenant or assignee which is a governmental agency, which is a present tenant in the Building, or with whom Landlord or its agents has discussed tenancy within the Building, same shall not be deemed to be unreasonable.

         B. If Tenant shall, with Landlord's prior consent as herein required, sublet the Premises: (i) an amount equal to rental in excess of the Base Rent and any Additional Rent herein provided to be paid, shall be for the benefit of Landlord and shall be paid to Landlord promptly when due under any such subletting as Additional Rent; and (ii) Landlord shall be entitled to a fee not greater than an amount equal to six (6) months Base Rental as consideration for any such consent.

         C. If Tenant Is an entity whose ownership not publicly held, and if during the Term, the ownership of the control of Tenant changes, Tenant shall notify Landlord of such change within five (5) days thereof, and Landlord, at Its option, may at any time thereafter terminate this Lease by giving Tenant written notice of said termination at least sixty (60) days prior to the date of termination stated in the notice. The term "control" as used herein means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant. A change or series of changes in ownership of stock which would result in direct or indirect change in ownership by the stockholders or an affiliated group or stockholders of less than fifty (50%) percent of the outstanding stock shall not be considered a change of control.

         D. Tenant shall, by notice in writing, advise Landlord of its intention from, on and after a stated date (which shall not be less than sixty
(60) days after the date of the giving of Tenant's notice to Landlord) to assign this Lease or sublet any part or all of the Premises for the balance or any part of the Term, and, in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to terminate this Lease with respect to the space described in Tenant's notice as of the date stated in Tenant's notice for the commencement of the proposed assignment or sublease. Tenant's notice shall include the name and address of the proposed assignee or subtenant, a true and complete copy of the proposed assignment or sublease, and sufficient information as Landlord deems necessary to allow Landlord to determine the financial responsibility and character of the proposed assignee or subtenant.

         If Tenant's notice covers all of the Premises and if Landlord exercises its right to terminate this Lease with respect to such space, then the Term of this Lease shall expire and end on the date stated in Tenant's notice for the commencement of the proposed assignment or sublease as fully and completely as if that date had been the Expiration Date. If, however, Tenant's notice covers less than all of the Premises, and if Landlord exercises its right to terminate this Lease with respect to such space described in Tenant's notice, then as of the date stated in Tenant's notice for the commencement of the proposed sublease, the Base Rent and Tenant's Proportionate Share as defined herein shall be adjusted on the basis of the number of rentable square feet retained by Tenant, and this Lease as so amended, shall continue thereafter in full force and effect.

         E. Landlord's consent to any assignment or subletting shall not release Tenant of liability under this Lease or permit any subsequent prohibited act, unless specifically provided in such written consent. Tenant agrees to pay to Landlord, on demand, all reasonable costs incurred by Landlord in connection with any request by Tenant of Landlord in connection with any consent to any assignment or subletting by Tenant.

         17. SUBORDINATION. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage (both sometimes hereinafter referred to as "Mortgage") against the Building, the Project or any interest therein, including a ground lease thereof ("Ground Lease") and sell and leaseback the Land. This Lease and the rights of Tenant hereunder shall be and are hereby made expressly subject and subordinate at all times to any ground lease of the Land or the Building or both, now or hereafter existing and all amendments, renewals and modifications thereto and extensions thereof, or to the lien of any Mortgage now or hereafter encumbering any portion of the Project, and to all advances made or hereafter to be made upon the security thereof, provided that any such subordination at all times shall be subject to the right of Tenant to remain in possession of the Premises under the terms of this Lease for the Term, notwithstanding any default under the relevant Ground Lease or Mortgage, or after termination of said Ground Lease or foreclosure of the Mortgage or any sale pursuant thereto, so long as Tenant is not in default under this Lease. Tenant agrees to execute and deliver such instruments subordinating this Lease to any such Ground Lease or to the lien of any such Mortgage as may be requested in writing by Landlord from time to time and Tenant agrees to return to Landlord any such instrument fully executed within ten (10) days of receipt thereof by Tenant. Notwithstanding anything to the contrary contained herein, any mortgagee under a Mortgage may, by notice in writing to Tenant, subordinate its Mortgage to this Lease.

         In the event of the cancellation or termination of any such Ground Lease described above in accordance with its terms or by the surrender thereof, whether voluntary, involuntary or by operation of law, or by summary proceedings, or the foreclosure of any such Mortgage by voluntary agreement or otherwise, or the commencement of airy judicial action seeking such foreclosure, Tenant, at the request of the new landlord, shall attorn to and recognize such ground lessor, mortgagee or purchaser in foreclosure as Tenant's landlord under this Lease. Tenant agrees to execute and deliver at any time upon request of such ground lessor, mortgagee, purchaser, or their successors, any instrument to further evidence such attornment.

         Tenant agrees to give the holder of any Mortgage, by registered or certified mail, a copy of any notice of default served upon Landlord by Tenant, provided that prior to such notice Tenant has received notice (by way of service on Tenant of a copy of an assignment of rents and leases, or otherwise) of the address of such mortgagee and containing a request therefor. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then said mortgagee shall have an additional thirty
(30) days after receipt of notice thereof within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if, within such thirty (30) days, any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure). Such period of time shall be extended by any period within which such mortgage is prevented from commencing or pursuing such foreclosure proceedings by reason of Landlord's bankruptcy. Until the time allowed as aforesaid for said mortgagee to cure such defaults has expired without cure, Tenant shall have no right to, and shall not, terminate this Lease on account of default. This Lease may not be modified or amended so as to reduce the rent paid hereunder or shorten the Term, or so as to adversely affect in any other respect to any material extent the rights of Landlord, nor shall this Lease be canceled or surrendered, without the prior written consent, in each instance, of any ground lessor or mortgagee.

         18. CERTAIN RIGHTS RESERVED TO LANDLORD. Landlord reserves and may exercise the following tights without affecting Tenant's obligations hereunder:

         A.       To change the name or street address of the Building;

         B. To install and maintain a sign or signs on the interior or exterior of the Building;

         C. To have access for Landlord and any other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Postal Service;

         D. To designate all sources furnishing sign painting and lettering ice, drinking water, towels, food, beverages, vending machines and toilet supplies, lamps and bulbs used on the Premises;

         E. To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy if Tenant vacates the Premises prior the expiration of the Term;

         F.       To retain at all times passkeys to the Premises;

         G. To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

         H. To exhibit the Premises to others and to display "For Rent" signs on the Premises;

         I. To close the Building after regular working hours and on the holidays; subject, however, to Tenant's rights to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation. To require that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building, and provided, that Landlord shall not be liable for the failure to admit any person to the Building;

         J. To approve the weight, size and location of safes or other heavy equipment or articles, which articles may be moved in, about, or out of the Building or Premises only at such times and in such manner as Landlord shall direct, and in all events, at Tenant's sole risk and responsibility;

         K. To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Premises or to the Building and temporary closures of the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or Landlord's interests or the interest of other tenants, or as may be necessary or desirable in the operation of the Building.

         Landlord may enter upon the Premises and may exercise any or all of the foregoing rights reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of rent or affecting any of Tenant's obligations hereunder.

         19. HOLDING OVER. If Tenant retains possession of the Premises or any part thereof after the termination of the Term, or any extension thereof, by lapse of time and otherwise, Tenant shall pay Landlord monthly rental, at double the rate payable for the month immediately preceding said holding over (including increases for Rent Adjustment which Landlord may reasonably estimate), computed on a per-month basis, for each month or part thereof (without reduction for any such partial month) that Tenant thus remains in possession, and in addition thereto, Tenant shall pay Landlord all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year. The provisions of this
Section 19 do not exclude Landlord's right of re-entry or any other right hereunder. Any such extension or renewal shall be subject to all other terms and conditions herein contained.

         20.      LANDLORD'S REMEDIES.

         A. Each of the following shall constitute a breach of this Lease by Tenant: (i) Tenant fails to pay any installment or other payment of rent, including, without limitation Base Rent, Rent Adjustment Deposits or Rent Adjustment within five (5) days of the date that Tenant receives a notice from Landlord stating that the relevant payment is delinquent; (ii) Tenant fails to observe or perform any of the other covenants, conditions or provisions of this Lease or under the Workletter to be observed or performed by Tenant and fails to cure such default within fifteen (15) days after written notice thereof to Tenant; (iii) the interest of Tenant in this Lease is levied upon under execution or other legal process; (iv) a petition is filed by or against Tenant to declare Tenant bankrupt or seeking a plan of reorganization or arrangement under any chapter of the Bankruptcy Act or any amendment, replacement or substitution therefor, or to delay payment of, reduce or modify Tenant's debts, or any petition is filed or other action taken to reorganize or modify Tenant's capital structure or upon the dissolution of Tenant; (v) Tenant is declared insolvent by law or any assignment of Tenant's property is made for the benefit of creditors, or a receiver is appointed for Tenant or Tenant's property; or
(vi) Tenant abandons the Premises.

         B. In the event of any breach of this Lease by Tenant, Landlord at its option, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, at law or in equity:

                  (i) terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including, without limitation, rent for the balance of the Term, all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions); or

                  (ii) terminate Tenant's right of possession of the Premises without terminating this Lease, in which event Landlord may, but shall not be obligated to, relet the Premises, or any part thereof, for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord.

         For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent reasonably necessary. If Landlord fails or refuses to relet the Premises or if the Premises are relet and a sufficient sum not be realized therefrom after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions) to satisfy the payment when due of rent reserved under this Lease for each such monthly period or if the Premises have been relet, Tenant shall pay any such deficiency monthly. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not then reduced to judgment in fever of Landlord. In the event Landlord elects, pursuant to this Section 20B, to terminate Tenant's right of possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Section 21 hereof, provided such action shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the rent reserved hereunder for the Term or from any other obligation of Tenant under this Lease. Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant. Tenant hereby grants to Landlord a first lien upon the interest of Tenant under this Lease to secure the payment of monies due under this Lease which lien may be enforced in equity. Any default by Tenant of any term or condition hereof other than the payment of sums due hereunder may be restrained or enforced by injunction.

         C. Tenant shall pay upon demand, all costs and expenses, including reasonable attorney's fees, incurred by Landlord in enforcing the observance and performance by Tenant of all covenants, conditions and provisions of this Lease to be observed and performed by Tenant, or resulting from Tenant's default under this Lease.

         D. If the term of any lease, other than this Lease, made by Tenant for any Premises in the Building shall be terminated or terminable after the making of this Lease because of any default by Tenant under such other lease, such fact shall empower Landlord, at Landlord's sole opinion, to terminate this Lease by notice to Tenant.

         21. SURRENDER OF POSSESSION. Upon the expiration or other termination of the Term, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear excepted, surrender all keys to the Premises to Landlord, and Tenant shall remove all of its property except as otherwise specifically provided herein.

         If Tenant does not remove its property of every kind and description from the Premises prior to the end of the term, however ended, at Landlord's option, Tenant shall be conclusively presumed to have conveyed the same to Landlord under this Lease as a bill of sale without further payment or credit by Landlord to Tenant and Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

         22.      [Intentionally omitted]

         23. COVENANT AGAINST LIENS. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord's title or interest in the Building, the Project or Premises, and any liens and encumbrances created by Tenant shall attach to Tenant's interest only. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Land, Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and in case of any such lien attaching, Tenant covenants and agrees immediately to cause it to be released and removed of record.

         24.      TENANT'S PAYMENT UPON EXECUTION.

         A. As additional security for the faithful and prompt performance of its obligation hereunder, Tenant has concurrently with the execution of this lease paid to Agent the Security Deposit described in Section 1 hereof. Said Security Deposit need not be segregated and may be applied by Landlord for the purpose of curing any default or defaults of Tenant hereunder, in which event Tenant shall replenish said deposit in full by promptly paying to Landlord on demand the amount so applied. Landlord shall not pay any interest on said deposit, except as may be required by law. If Tenant has not defaulted hereunder and Landlord has not applied said deposit to cure a default, or Landlord has applied said deposit to cure a default and Tenant has replenished the same, then said deposit, or such remaining portion thereof, shall be paid to Tenant after the termination of this Lease. Said deposit shall not be deemed an advance payment of Rent or measure of Landlord's damages or any default hereunder by Tenant.

         B. Notwithstanding anything to the contrary herein set forth, the Monthly Base Rent payable for the first month of the Term shall be due and paid to Landlord concurrently upon the execution hereof by Tenant.

         25. RULES AND REGULATIONS. Tenant shall occupy and use the Premises during the Term for the purpose above specified and none other and shall comply with the following provisions:

         A. Tenant will not make or permit to be made any use of the Premises which, directly or indirectly is forbidden by public law, ordinance, or government regulation of which may be dangerous to persons or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations; Tenant shall not do, or permit to be done, any act or thing upon the Premises which will be in conflict with fire insurance policies covering the Building. Tenant at its sole expense shall comply with all rules, regulations or requirements of the local inspection and Rating Bureau, or any other similar body, and shall not do or permit anything to be done upon said Premises or bring or keep anything thereon in violation of rules, regulations, or requirements of the Fire Department, local inspection and Rating Bureau, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such quantity and manner of storage so as not to increase the rate of fire insurance applicable to the Building;

         B. Any sign, installed in the Premises or anywhere within the Building, shall be installed by Landlord at Tenant's cost and in such manner, character and style as Landlord may approve in writing;

         C. Tenant shall not advertise the business, profession or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building for any purpose other than that of business address of Tenant, and shall never use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without Landlord's express consent in writing;

         D. Tenant shall not obstruct, or use for storage, or for any purpose other than ingress and egress, the sidewalks, ensconces, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building;

         E. No bicycle or other vehicle and no dog, other than a guide dog, or other animal shall be brought or permitted to be in the Building or any part thereon;

         F. Tenant shall not make or permit any noise or odor that is objectionable to other occupants of the Building to emanate from the Premises, and shall not create or maintain a nuisance thereon, and shall not disturb, solicit or canvass any occupant of the Building, and shall not do any act tending to injure the reputation of the Building;

         G. Tenant shall not install any musical instrument or equipment in the Building or any antennas, aerial wires or other equipment inside or outside the Building, without, in each and every instance, prior approval in writing by Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed or annoyed;

         H. Tenant shall not waste water by tying, wedging or otherwise fastening open, any faucet;

         I. No additional locks or similar devices shall be anchored to any door or window. No keys for any door or window other than those provided by Landlord shall be made. If more than two keys for one lock are desired by Tenant, Landlord may provide the same upon payment by Tenant. Upon termination of this Lease or of Tenant's possession, Tenant shall surrender all keys of the Premises and Building and shall make known to Landlord the explanation of all combination locks on safes, cabinets, and vaults;

         J. Tenant shall be responsible for protecting the demised Premises and all property located therein and for the safety of all persons therein;

         K. If Tenant desires telegraphic, telephonic, burglar alarm or signal service, Landlord will, upon request, direct where and how connections and all wiring for such service shall be introduced and run. Without such directions, no boring, cutting, or installation of wires or cables is permitted;

         L. Shades, draperies or other forms of inside window covering must be of such shape, color and material as approved by Landlord;

         M. Tenant shall pay, as a late charge and to defray Landlord's increased costs of collection in the event any installment of Base Rent, Rent Adjustment, Rent Adjustment Deposits and any other charge owed by Tenant hereunder is not paid when due, the greater of $100.00 or an amount equal to five (5%) percent of the amount due (but in no event shall the amount of such late charge exceed an amount based upon the highest legally permissible rate chargeable at anytime by Landlord under the circumstances). Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid late charges, in inverse order of their maturity, and then to reduce all other past due amounts, in inverse order of their maturity;

         N. Tenant shall not overload any floor. Safes, furniture and all large articles shall be brought through the Building and into the Premises at such times and in such manner as Landlord shall direct and at Tenant's sole risk and responsibility. Only professional movers will be allowed to move Tenants into and out of the Premises. Movers will need to be first approved by Landlord, to furnish Certificates of Insurance to Landlord, and must agree to cooperate with Landlord's requirements and restrictions. Landlord reserves the right to prohibit specific movers from the Premises (NORTH SHORE MOVERS AND JOEY'S MOVERS, AND ANY AFFILIATED FIRMS, ARE PROHIBITED). Tenant shall list all furniture, equipment and similar articles to be removed from the Building, and that list must be approved by the Office of the Building or by a Landlord designated person before building employees will permit any article to be removed;

         O. Unless Landlord gives advance written consent in each and every instance. Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device, or air-conditioning apparatus in or about the Premises, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping uses, or do any cooking therein or install or permit the installation of any vending machines, or use any illumination other than electric light, or use or permit to be brought into the Building any flammable oils or fluids such as gasoline, kerosene, naphalene and benzene or any explosive or other articles hazardous to persons or property.

         P. Tenant shall not place or allow anything to be against or near the glass or partitions, doors or windows of the Premises which may diminish the light in, or be unsightly from the exterior of the Building, public halls or corridors;

         Q. Tenant shall not install in the Premises any equipment that uses a substantial amount of electricity without the advance consent of Landlord. Tenant shall ascertain from Landlord the maximum amount of electric current which can safely be used in the Premises, taking into account the ability of the electric wiring in the Building of the Premises and the needs of other tenants in the Building and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant front the obligation not to use more electricity in such safe capacity;

         R. Tenant may not install carpet padding or carpet by means of a mastic, glue or cement without Landlord's prior written consent. Such installation shall be by tackless strip or double-faced tape only;

         S. Tenant shall not, without Landlord's prior written consent in each instance, do any cooking, baking, heating, preparation, serving or selling of any food or beverages in the Premises, or permit the same to occur, except for coffee service and microwave ovens to service Tenant;

         T. If Tenant breaches any covenant or condition of this Section 25, then in addition to all other liabilities, rights and remedies for breach of any covenant of this Section 25, Tenant shall pay to Landlord all damages caused by such breach and shall so pay to Landlord as additional rent an amount equal to any increase in insurance premium or premiums caused by such breach. Landlord shall have the right to make, and Tenant shall observe, such reasonable rules and regulations as Landlord or its agent may from time to time adopt on such reasonable notice to be given as Landlord may elect. Nothing in this lease shall be construed to impose upon Landlord any duty or obligation to enforce provisions of this Section 25 or any rules and regulations hereafter adopted, to the terms, covenants or conditions of any other lease as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

         26.      USE OF PREMISES AND PARKING.

         The Tenant shall use the Premises for general office operations during normal business hours between 7:00 A.M. and 7:00 P.M. weekdays and 7A.M. and 1 P.M. Saturdays ("Normal Business Hours"). Regular, consistent operations outside of these days and hours shall place an undue burden on the Building's facilities. Tenant agrees to discontinue such operations upon written notice from Landlord. If Tenant does not discontinue such operations within ten (10) days of notice, Tenant shall pay to Landlord, as Additional Rent, the sum of One Hundred Dollars ($100.) per day per employee, invitee, or agent who is conducting business operations on the Premises outside of Normal Business Hours. Failure to pay this amount when billed shall constitute a default of this Lease.

         27.      MISCELLANEOUS.

         A. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of rent due shall be deemed to be other than a payment on account of the amount due and no endorsement or statement on any check or any letter accompanying any check or payment of rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

         B. No waiver of any default of Tenant hereafter shall be implied from any omission by Landlord to take any action on account of such default, and if such default be repeated, no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

         C. The words "Landlord" and "Tenant" wherever used in the Lease shall be construed to mean plural when necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. The term "Tenant" shall include Tenant's agents, employees, contractors, officers, invitees, successors and others using the Premises with the expressed or implied permission of Tenant.

         D. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns in the event this Lease has been assigned with the express written consent of Landlord; provided, however; this provision shall not be construed to permit any assignment or subletting by Tenant.

         E. The execution of this Lease by Tenant and delivery of such to Landlord or Landlord's agent does not constitute a reservation of or option for the Premises or an agreement to enter into a Lease. This Lease shall become effective only if and when Landlord executes and delivers same to Tenant; provided, however, the execution and delivery by Tenant of this Lease to Landlord or Landlord's Agent shall constitute an irrevocable offer by Tenant to lease the Premises and the terms and conditions herein contained, which offer may not be withdrawn or invoked for 30 days after such execution and delivery. If Tenant is a corporation, partnership, association or any other entity, it shall deliver to Landlord, concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors, or another governing person of body authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder and the authority of the party executing the lease as having been duly authorized to so do.

         F. All amounts (unless otherwise provided herein, and other than the Base Rent and Rent Adjustment, which shall be due as hereinbefore provided) owed by Tenant to Landlord hereunder shall be deemed additional rent and be paid within ten (10) days from the date Landlord renders statements of account therefor. All such amounts (including Base Rent and Rent Adjustment) shall bear interest from the date due until the date paid the rate of four (4%) percent above the prime rate of interest published by LaSalle National Bank of Chicago on the date that any payment is due, or at the maximum legal rate of interest, allowed by law, if such maximum legal rate is applicable and lower. Whenever the term "Rent" is referred to in this Lease, it shall include, Base Rent, Rent Adjustment and all additional rent.

         G. All riders and exhibits attached to this Lease referred to herein be hereby made a part of this Lease as though inserted in this Lease.

         H. The headings of sections are for convenience only and do not limit or construe the contents of the sections.

         I. If Tenant shall occupy the Premises prior to the beginning of the term of this Lease with Landlord's consent, all the provisions of this Lease shall be in full force and effect as soon as Tenant occupies the Premises.

         J. Should any mortgage, leasehold or otherwise, require a modification or modifications of this Lease, which modification or modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

         K. Tenant represents that Tenant has dealt directly with and only with Agent and the Cooperating Broker listed in Section 1 hereof as brokers in connection with this Lease and that, insofar as tenant knows, no other broker negotiated this Lease or is entitled to any commission in connection therewith. Tenant shall indemnify and hold Landlord, Owner and Owner's partners and their respective agents and employees harmless from all claims of any other broker or brokers in connection with this Lease.

         L. Tenant shall at any time and from time to time upon not less than ten (10) days prior written request from Landlord execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee or purchaser, a written statement certifying (if true) that Tenant has accepted the Premises, that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications), that Landlord is not in default hereunder, the date to which the Rent and other charges have been paid in advance, if any, and such other accurate certifications as may reasonably be requested by Landlord or Landlord's mortgagee or purchaser, and agreeing to give copies to any mortgagee of Landlord of all default notices sent or delivered to Tenant by Landlord. It is intended that any such statement delivered pursuant to this subsection may be relied upon by the relevant purchaser or mortgagee of the Premises and their respective successors and assigns.

         M. Landlord's or Owner's title is and always shall be paramount to the title of Tenant and nothing herein contained shall empower Tenant to do any act, which can, shall or may encumber such title.

         N. The laws of the State of Illinois shall govern the validity, performance and enforcement of this Lease.

         O. If any term, covenant or condition of this Lease or application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it Is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         P. Tenant warrants and represents that it has full power and authority to execute this Lease. In the event Tenant is a general partnership or consists of two or more individuals, all present and future partners or individuals, as applicable, shall be jointly and severally liable hereunder.

         Q. Landlord has no obligation pursuant to this Lease except as expressly provided for herein. Landlord's liability hereunder shall cease upon the transfer of Landlord's interest in this Lease.

         R. This Lease sets forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth, except as herein otherwise provided, and no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

         S. Notices hereunder shall he in writing and shall be deemed given when received if:

                  (i) served by Landlord upon Tenant by leaving a notice at the Premises or forwarding through certified or registered mail, postage prepaid, to Tenant at the Premises.

                  (ii) served by Tenant upon Landlord when addressed to Landlord and served by certified or registered mail, postage prepaid, to Landlord's agent at the address set forth in Section 1 or to such other address and parties as notified by Landlord.

         T. This Lease does not grant any rights to light or air over or about the real property of Landlord. Landlord specifically excepts and reserves to itself the use of any roofs, the exterior portions of the Project, all rights to and the land and improvements below the improved floor level of the Project, to the improvements and air rights above the Project and to the improvements and air rights located outside the demising walls of the Project and to such areas within the Project required for installation of utility lines and other installations required to serve any occupants of the Project, and to maintain and repair same, and no rights with respect thereto are conferred upon Tenant, unless otherwise specifically provided herein.

         28. QUIET ENJOYMENT. Subject to the provisions of this Lease, Landlord covenants that Tenant, on paying the rent required under and performing the covenants of this Lease on its part to be performed, shall and may peaceably have, hold and enjoy the Premises for the Term.

         29. PARKING. Tenant acknowledges that any utilization of more than one (1) parking stall per two hundred (200) rentable square feet in the Premises (the "Threshold Number," said Threshold Number being obtained by dividing the rentable square footage of the Premises by 200 and then rounding to the nearest whole number) may cause Landlord to be unable to provide satisfactory parking accommodations for the other tenants in the Building. Therefore, if at any time during the Term the number of Tenant Representatives (as herein defined) occupying the Premises (i.e., being present on the Premises for last three (3) hours in any particular day) exceeds the Threshold Number, Landlord shall be entitled to notify Tenant that Landlord intends to invoke the remedies set forth in herein below in this Paragraph 30 in an effort address its parking concerns. If within three (3) business days of its receipt of such notice from Landlord, Tenant has not reduced its Tenant Representatives to the Threshold Number, then Tenant shall be in default and Landlord shall be entitled, in addition to its other remedies under this Lease, to charge Tenant one hundred dollars ($100.00) per day for each tenant Representative occupying the Premises in excess of the Threshold Number. Such per diem penalties shall remain in effect until such time as Tenant provided Landlord with reasonably satisfactory evidence that tenant Representatives no longer exceed the Threshold Number. As used herein, "Tenant's Representatives" shall mean all officers, partners employees, consultants, subtenants, and contractual personnel occupying the Premises. Tenant hereby grants to Landlord the right to inspect the Premises, from time to time and at any reasonable time, for purposes of determining the number of Tenant Representatives occupying the Premises.

         IN WITNESS WHEREOF, this Lease has been duly executed by the parties hereto, as of the day and year first above written.

--------------------------------------------------------------------------------

LANDLORD:                                   TENANT:
---------                                   -------

BANNOCKBURN EXECUTIVE PLAZA, L.L.C.         Agility Centralized Research
An Illinois limited liability company,      Services, L.L.C.
by Dolan Associates, Ltd. as Agent


By: /s/                                     By: /s/ Daniel Pawlik
    ---------------------------------           --------------------------------
    Its President                               Its Owner


                                            ATTESTED:

                                            By:
                                                --------------------------------
                                                Its
                                                    ----------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT B

         Tenant accepts the Premises "as is" except for the following work to be done by Landlord ("Landlord's Work"), all of which is shown on Exhibit B-1, hereto attached and made a part of this Lease:

         1. Recarpet Premises.

         2. Repaint the Premises.

         3. Replace the coiling tile.

         4. Replace the light lenses.

         All work not included as Landlord's Work shall be done by Tenant at Tenant's expense ("Tenant's Work").

                                    EXHIBIT C

SCHEDULE OF BASE RENT
---------------------

-------------------------------------------------------------------------------
        LEASE YEAR              MONTHLY BASE RENT       TOTAL ANNUAL BASE RENT
-------------------------------------------------------------------------------
            1                        $1,659.00                $19,908.00
-------------------------------------------------------------------------------
            2                        $1,709.00                $20,508.00
-------------------------------------------------------------------------------






TENANT'S INITIALS:
                    ----------------

                                 SCHEDULE 1.1(b)

                                TANGIBLE PROPERTY

                                 [See attached.]

AGILITY CENTRALIZED RESEARCH SERVICES


                   AGILITY CENTRALIZED RESEARCH SERVICES, LLC
                           EQUIPMENT ASSET ITEMIZATION

--------------------------------------------------------------------------------
PURCHASE DATE:    ASSET DESCRIPTION:                     ASSET COST:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1/23/2004         Network Telephone System               $6,749.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1/29/2004         Surplus One -- Network Computer        $541.00
                  Rack
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1/30/2004         NIXSYS Network Server                  $3,428.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2/03/2004         Dell Computers, Servers, Network       $19,531.00
                  Equipment
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2/17/2004         Complete Cabling -- Network Voice      $3,510.00
                  & Data Office Cabling
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2/20/2004         Second Systems -- Office Furniture     $13,076.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2/24/2004         A Matter of FAX -- FAX, Copier,        $720.00
                  Scanner -- w/ Memory Upgrade
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2/25/2004         Agency 128 -- Corporate Logo, Web      $5,246.00
                  Site, Brochure Design
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2/25/2004         ABG Group--Ti Line Install             $1,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2/25/2004         Medtronic Paceart -- Operating         $27,436.00
                  Analysis Software
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3/01/2004         Surplus One -- UPS Battery Power       $2,111.00
                  Network Backup
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3/04/2004         Instromedix -- Analysis/Receiving      $2,212.00
                  Software, (2)12-Lead Recorders,
                  Telcom Equip.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3/19/2004         Del Mar Reynolds -- Holter             $53,050.00
                  Analysis Software and 30 Holter
                  Monitors
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3/26/2004         Del Mar Reynolds -- 10 Cardiac         $3,750.00
                  Event Monitors
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4/06/2004         Bar Tech Telcom -- Remote Office       $426.00
                  TeleDhone Systems
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4/29/2004         Verisign -- Web Encryption Software    $895.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5/05/2004         Del Mar Reynolds -- 10 Cardiac         $3,750.00
                  Event Monitors
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PURCHASE DATE:    ASSET DESCRIPTION:                     ASSET COST:
--------------------------------------------------------------------------------
5/07/2004         A2Z Compyters -- SQL Server            $3,672.00
                  Database Software License
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5/10/2004         Home Depot -- Office Air               $958.00
                  Conditioners --2 @ $450.00 ea.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6/01/2004         Page Computer - Network Tape           $1,918.00
                  Backup System I Software
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6/04/2004         Del Mar Reynolds -- 10 Cardiac         $3,750.00
                  Event monitors
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6/14/2004         Del Mar Reynolds-- 10 Cardiac          $3,750.00
                  Event Monitors
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CURRENT ASSET TOTAL:                                     $161,479
--------------------------------------------------------------------------------



      /s/ Daniel S. Pawlik                                  July 12, 2004
------------------------------------                  --------------------------
Daniel S. Pawlik                                                Date
President
ACRS, LLC

                                 SCHEDULE 1.1(d)

                                ASSUMED CONTRACTS

                                 [See attached.]

(Portions of this schedule have been omitted and marked confidential [*****] and filed separately with the Securities Exchange Commission)


Agility Centralized Research Services




July 30, 2004



Re:      Biotel, Inc. I ACRS Acquisition
         Current And Assumed Customer Service Contracts


I, Daniel S. Pawlik, President of Agility Centralized Research Services, LLC. hereby claim that to the best of my knowledge as of this day, July 30, 2004, there exists, or will exist the following contracts for service as documented through proposals, contracts and or documented communications with authorized corporate contacts.

*****

*****

*****



         /s/ Daniel S. Pawlik                         July 30, 2004
------------------------------------        ------------------------------------
Daniel S. Pawlik                            Date
President
Agility Centralized Research Services, LLC

                                  SCHEDULE 1.2

                                ACCOUNTS PAYABLE

                                 [See attached.]

Agility Centralized Research Services

July 30, 2004

Re:      Biotel, Inc. / ACRS Acquisition
         Outstanding Liability Disclaimer

I, Daniel S. Pawlik, President of Agility Centralized Research Services, LLC. hereby claim that to the best of my knowledge as of this day, July 30, 2004, there are no outstanding claims or liabilities on or against the company by vendors or providers to the company.

All active accounts are current and in good standing and all purchases and or commitments have been fully disclosed and communicated in good faith.

SBC

Advanced Business Group, LLC
Dolan Associates, LTD
United Parcel Service
Hawthorne Suites
Wells Fargo
Community Pride Bank
Del Mar Reynolds Medical, Inc.
John A. Knutson & Co., PLLP
The St. Paul Company




         /s/ Daniel S. Pawlik                         July 30, 2004
-----------------------------------                  ---------------------------
Daniel S. Pawlik                                     Date
President
Agility Centralized Research Services, LLC

                                  SCHEDULE 1.3

                          ALLOCATION OF PURCHASE PRICE

Prepaid expenses: $3,838

Property and Equipment: $216,162

Other Assets/ Non-compete: $20,000

TOTAL: $240,000

Agility Centralized Research Services

BioTel, Inc. Assignable Expenses -- Agility Centralized Research Services, LLC.

Beginning July 01, 2004

--------------------------------------------------------------------------------
DATE:              DESCRIPTION:                         AMOUNT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
June 23, 2004      Dolan Associates - Office Lease -    $2,588.00
                   July
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 07, 2004      Payroll / Consultation July -- 1     $11,564.23
                   Period
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 08, 2004      Airfare -- Chicago Office Audit --   $345.69
                   Steve Springrose I Carroll Turner
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 08, 2004      Lodging --Hawthorn Suites -- D.      3 @ $84.00 + Tax
                   Pawlik, S. Springrose, C. Turner     $279.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 13, 2004      Del Mar Reynolds 10 Cardiac Event    $760.00
                   Monitors @ $375.00  per / 20%
                   down--bal due 90 days
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 14, 2004      Minya Bulic -- Insurance             $223.65
                   Reimbursement, July
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 14, 2004      Airfare -- Sunny Kurzeder / AGA      $346.69
                   Medical Trip to Mpls.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 14, 15, 2004  Ground Transp.                       $87.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 14, 2004      Northland Inn  - Sunny Kurzeder,     $141.26 --
                   AGA Medical Trip - Meals             Lodging $45.03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 15, 2004      Lunch -- PPDI Device, Inc. /         $47.01
                   Entertainment
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 21, 2004      Payroll / Consultation July, 2       $11,813.75
                   Period
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 21, 2004      UPS Shippinq -- July                 $60.95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 26, 2004      Chicago Trip -- AGA Medical:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Airfare -- Dan Pawlik / Steve        $689.38
                   Sprinqrose

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Ground Transp.                       $65.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Ground Transp. - AGA                 $100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Lunch -- AGA Meeting /               $60.00
                   Entertainment

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 28, 2004      Dolan Associates -- Office           $2,588.00
                   Lease--August
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DATE:              DESCRIPTION:                         AMOUNT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 28, 2004      SBC Telecom -- Chicago Local I Long  $287.61
                   Dist.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 28, 2004      UPS Shipping Acct.                   $43.26
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 28, 2004      1099 Consultation Fee Per            $11,000
                   Employment Agreement -- Daniel S.
                   Pawlik
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
July 30, 2004      Advanced Business Group, LLC -- T1   $140.00 * invoice not
                   Voice & Data line, VPN access        received as of 7/28/04??
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSE SUB-TOTAL: JULY 01 -- 31, 2004                  $43,276.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
June portion,      June 21-June 30, 2004                ($8,261.23)
1st Payroll
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXPENSE TOTAL:     JULY 01 -- 31, 2004                  $35,015.00
--------------------------------------------------------------------------------

                          SELLER'S DISCLOSURE SCHEDULE

2.5 Seller's SBA loan. Seller will pay the outstanding amount of the SBA loan within two (2) business days of the Closing.

2.6 Seller's financial statements - There are no financials for 2003. For financials ending June 30, 2004, see attached.

                      Agility Centralized Research Services

                                  Balance Sheet

                                  June 30, 2004

                                     ASSETS

-------------------------------------------------------------------------------
Current Assets
-------------------------------------------------------------------------------
Cash - Checking (Wells Fargo)           $ 2,413.75
-------------------------------------------------------------------------------
Cash - Checking (Community)              22,274.45
-------------------------------------------------------------------------------
Accounts Receivable                       1,080.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Current Assets                                         25,768.20
-------------------------------------------------------------------------------
Property and Equipment
-------------------------------------------------------------------------------
  Computer Equipment                     36,616.35
-------------------------------------------------------------------------------
  Software                               29,071.55
-------------------------------------------------------------------------------
  Furniture and Office Equipment         25,191.41
-------------------------------------------------------------------------------
  Field Equipment                        59,998.86
-------------------------------------------------------------------------------
  Leasehold Improvements                  4,510.00
-------------------------------------------------------------------------------
  Accumulated Depreciation               (9,345.01)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Total Property and Equipment                              146,043.16
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Other Assets

-------------------------------------------------------------------------------
  Loan Closing Costs                      9,551.50
-------------------------------------------------------------------------------
  Accum. Amort. - Loan Costs               (853.99)
-------------------------------------------------------------------------------
  Start-Up Costs                          8,603.67
-------------------------------------------------------------------------------
  Accumulated Amort. - Start-Up            (860.35)
-------------------------------------------------------------------------------
  Security Deposit                        2,588.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Other Assets                                           19,028.83
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Assets                                                190,840.19
-------------------------------------------------------========================

-------------------------------------------------------------------------------
                            LIABILITIES AND CAPITAL
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Current Liabilities
-------------------------------------------------------------------------------
  Line of Credit - #4001306           $ 125,974.00
-------------------------------------------------------------------------------
  Due to Member                          22,538.42
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Total Current Liabilities                                  148,512.42
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Long-Term Liabilities
-------------------------------------------------------------------------------
  Note Payable - Comm - #4001305        146,984.67
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Total Long-Term Liabilities                                146,984.67
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  Total Liabilities                                          295,497.09
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
     LIABILITIES AND CAPITAL
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Capital
-------------------------------------------------------------------------------
  Member's Capital                        8,576.00
-------------------------------------------------------------------------------
  Net Income                           (113,232.90)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Capital                                               (104,656.90)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Liabilities & Capital                               $  190,840.19
-------------------------------------------------------========================

                     Discussion Draft For Internal Use Only
                    Unaudited - For Management Purposes Only


                                                                                             Page: 1

                      Agility Centralized Research Services
                                Income Statement
                     For the Six Months Ending June 30, 2004

-----------------------------------------------------------------------------------------------------
                                  CURRENT MONTH                        YEAR TO DATE
-----------------------------------------------------------------------------------------------------
Revenues
-----------------------------------------------------------------------------------------------------
Revenue                              $ 1,080.00           100.00          $26,080.00         100.00
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Total Revenues                         1,080.00           100.00           26,080.00         100.00
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------
  Subcontractors                      21,579.89         1,998.14           74,442.46         285.44
-----------------------------------------------------------------------------------------------------
  Accounting                               0.00             0.00            1,276.75           4.90
-----------------------------------------------------------------------------------------------------
  Bank Charges                            40.00             3.70              214.75           0.82
-----------------------------------------------------------------------------------------------------
  Telephone                              411.90            38.14            3,446.97          13.22
-----------------------------------------------------------------------------------------------------
  Office Supplies                      1,954.23           180.95            6,931.68          26.58
-----------------------------------------------------------------------------------------------------
  Travel                                 427.67            39.60            6,339.34          24.31
-----------------------------------------------------------------------------------------------------
  Meals and Entertainment                117.77            10.90            1,773.21           6.80
-----------------------------------------------------------------------------------------------------
  Postage and Delivery                    83.00             7.69              234.84           0.90
-----------------------------------------------------------------------------------------------------
  Dues and Subscriptions                   0.00             0.00              480.00           1.84
-----------------------------------------------------------------------------------------------------
  Legal                                    0.00             0.00            6,300.00          24.16
-----------------------------------------------------------------------------------------------------
  Rent                                 2,588.00           239.63           15,528.00          59.54
-----------------------------------------------------------------------------------------------------
  Interest                             1,409.74           130.53            4,770.55          18.29
-----------------------------------------------------------------------------------------------------
  Insurance                            3,030.00           280.56            3,030.00          11.62
-----------------------------------------------------------------------------------------------------
  Depreciation                         1,266.67           117.28            7,600.01          29.14
-----------------------------------------------------------------------------------------------------
  Amortization                           285.72            26.46            1,714.34           6.57
-----------------------------------------------------------------------------------------------------
  Web-Site and Promotions                  0.00             0.00            5,230.00          20.05
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
  Total Expenses                      32,114.59         2,973.57          113,232.90         434.18
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
  Net Income                       $ (32,114.59)       (2,973.57)       $ 113,232.90)       (434.18)
---------------------------------===================----------------===================--------------

                     Discussion Draft For Internal Use Only
                          For Management Purposes Only

                           BUYER'S DISCLOSURE SCHEDULE

None.

                                  SCHEDULE 6.1

                              TERMINATED EMPLOYEES

There were no employees. All workers were paid by 1099.